Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (1) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	11
2. AMENDMENT/MODIFICATION NO. P00018		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. ASP340063	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

SIGA TECHNOLOGIES, INC. 1385150

Attn: DANIEL J. LUCKSHIRE

SIGA TECHNOLOGIES, INC.         31, EA

31, EAST 62ND STREET

NEW YORK NY 10065

			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
CODE 1385150		FACILITY CODE		10B. DATED (SEE ITEM 13) 09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 2025.Q99BS25.25106			Net Increase:		$14,324,736.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.         THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X				D. OTHER (Specify type of modification and authority) FAR 43.103(a) Modification by mutual agreement of the parties.
E. IMPORTANT:	Contractor	☒ is not	☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

UEI: VJRNRTSL22K4

The purpose of this modification is to provide supplemental funding to CLIN0001 for the technical transfer of Intravenous Tecovirimat to a new Contract Development and Manufacturing Organization (CDMO), update Section B - Supplies or Services and Prices/Costs, Article B.2 Base Period, and update Section J - List of Attachments, Attachment 2, Statement of Work dated October 29, 2024. The total obligated amount is increased by $14,324,736 to [***] from [***].

All other terms and conditions remain unchanged.

OTA: N

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis Hruby				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) AUDREY A. GLOVER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED			16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Dennis Hruby				/s/ Audrey A. Glover
(Signature of person authorized to sign)	April 8, 2025			(Signature of Contracting Officer)		April 8, 2025
Previous edition unusable						STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00018	PAGE OF
		2	11
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Discount Terms: HHS NET 30P Appr. Yr.: 2025 CAN: Q99BS25 Object Class: 25106 Period of Performance: 01/01/2020 to 09/08/2028 Add Item 21 as follows:
21	ASPR-25-00789 Base CLIN0001 Additional funding to base periods to support tech transfer of their IV manufacturing to a new CDMO Period of Performance: 9/9/2024-9/8/2028 Obligated Amount: $14,324,736.00				14,324,736.00

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Section B – Supplies or Services and Prices/Costs
Article B.2 Base Period is deleted and replaced as follows:

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late-Stage development activities toward FDA approval for parenteral (IV) antiviral	[***]	[***]	[***]
Total (CLIN0001)			[***]	[***]	[***]

Base Period Fixed CLINs
Item	Period of Performance	Supplies/Services	Unit (# of Doses or Dose Equivalents)	Unit Price ($)	Total ($)
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as final drug product (FDP) to SNS	[***]	[***]	[***]
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	[***]	[***]	[***]
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)	[***]	[***]	[***]
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate TC= [***]	[***]	[***]	[***]
0006 Base	[***]	Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003 and Process Validation lot manufactured under CLIN0001)	[***]	[***]	[***]
Total (CLINs 0002-0006)					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option Funded)	[***]	Phase IV post-marketing commitments (nonparenteral (oral) formulation)) including [***]	[***]	[***]	$14,612,790 (Funded)
0008 (Option Funded)	[***]	Phase IV Post Marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 (Funded)
Total (CLINs 0007-0008)			[***]	[***]	[***]

Optional Fixed CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option Funded)	[***]

Procurement of raw materials used in manufacturing of unmicronized API in sufficient quantity to support the production of [***] courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 (Funded)
0009B (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009C (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009D (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 (Funded)
0010 (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0011 (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0012 (Option Funded)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to SNS	363,072	[***]	$112,552,320 (Funded)
0013 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0015 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0013)	32,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0017 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0013)	32,000	[***]	[***]
0018 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000 (Funded)
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0020 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product from bulk drug substance procured under CLIN0018)	32,000	[***]	$15,360,000 (Funded)
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0022 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0018).	32,000	[***]	[***] (Funded)
0023 (Funded Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000
0024 (Option)	[***]	Surge Capacity –Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC = [***]	32,000	[***]	[***]
0025 (Funded Option)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0023)	32,000	[***]	$15,360,000
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC: [***]	32,000	[***]	[***]
0027 (Funded Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0023).	32,000	[***]	[***]
Total (CLINs 0009A – 0027)					[***]
Total Contract Value					[***]
Total Funded					[***]

Section J – List of Attachments, Attachment 2, Statement of Work is deleted and replaced as follows:

[***]

All other terms and conditions of this contract remain unchanged and in full force and effect.

END OF MODIFICATION P00018 to HHSO100201800019C